UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 04, 2024
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 1.03. Bankruptcy or Receivership.
Chapter 11 Filing
On February 4, 2024, NanoString Technologies, Inc. (the “Company”), NanoString Technologies International, Inc., NanoString Technologies Germany GmbH and NanoString Netherlands B.V. (collectively with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Petitions”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”). The Debtors are concurrently filing a motion with the Court seeking joint administration of the Cases under the caption In re NanoString Technologies, Inc., et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Debtors are concurrently filing various “first day” motions with the Bankruptcy Court requesting customary relief that will enable them to transition into chapter 11 and uphold their commitments to stakeholders during the process without material disruption to their ordinary course operations.
In connection with this process, the Company has reached an agreement in principle with certain of its incumbent lenders to provide it with at least $40 million in new capital in the form of Debtor in Possession (DIP) financing. Upon approval of the Court, this financing facility is expected to provide sufficient liquidity to operate the Company's business during the pendency of the Cases.
The Company has engaged Perella Weinberg Partners to advise on its strategic options, including the potential sale of the Company or its product lines in connection with the Cases. The Company has received and is currently evaluating multiple preliminary indications of interests with respect to a potential sale of one or more of its assets. Any of those sales would be subject to review and approval by the Court and compliance with Court-approved bidding procedures.
Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):
•Indenture, dated as of March 9, 2023, by and among the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee, governing the 2.625% Convertible Senior Notes which mature on March 1, 2025; and
•Indenture, dated as of November 7, 2023, by and among the Company, as issuer, the guarantor parties thereto, and U.S. Bank Trust Company, National Association, as trustee and collateral agent, governing the 6.95% Senior Secured Notes due 2026.
The Debt Instruments provide that upon the filing of the Bankruptcy Petitions, the principal and interest due under the Debt Instruments shall automatically become due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.
Item 8.01 Other Events.
On February 4, 2024, the Company issued a press release announcing the filing of the Cases. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Cautionary Statements Regarding Trading in the Company’s Securities
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the U.S. Bankruptcy Code; the Company’s plans to obtain DIP financing; the Company’s intention to continue operations during the Cases; the Company’s belief that the 363 sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 4, 2024.
104	The cover page from NanoString Technologies, Inc.’s Current Report on Form 8-K is formatted in iXBRL.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	February 5, 2024	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer